                                                                    Exhibit 10


                           SEWARD & KISSEL
                          1200 G Street, NW
                         Washington, DC 20005

                          Phone: 202/737-8833
                        Facsimile: 202/737-5184




                                      January 5, 1996



Forum Funds
Two Portland Square
Portland, Maine 04101

Dear Sir or Madam:

      We have acted as counsel for Forum Funds, a Delaware business trust with transferable shares (the "Trust"), in connection with the organization of the Trust, the registration of the Trust under the Investment Company Act of 1940 (the "1940 Act") and the registration of an indefinite number of shares of beneficial interest of its Daily Assets Treasury Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Investors Bond Fund, TaxSaver Bond Fund, Payson Value Fund and Payson Balanced Fund (the "Funds") under the Securities Act of 1933.

     As counsel for the Trust, we have participated in the preparation of the Registration Statement on Form N-1A (the "Registration Statement") and the prospectuses contained therein (the "Prospectuses") relating to such shares and have examined and relied upon such records of the Trust and such other documents, including certificates as to factual matters, as we have deemed necessary to render the opinions expressed herein.

     Based on such examination, we are of the opinion that:

     1. The Trust has been duly organized and is validly existing as a business trust with transferable shares of the type commonly called a Delaware business trust.

     2. The Trust is authorized to issue an unlimited number of shares. The currently issued and outstanding shares of each class of the Daily Assets Treasury Fund, Maine Municipal Bond Fund, New Hampshire Bond Fund, Investors Bond Fund, TaxSaver Bond Fund, Payson Value Fund and Payson Balanced Fund of the Trust have been validly and legally issued and are fully paid and non-assessable shares of beneficial interest of the Trust (the "Outstanding Shares"). The shares to be offered for sale by the Prospectuses (the "Registered Shares") and the Outstanding Shares have been duly and validly authorized by all requisite action of the Trustees of the Trust and no action of the shareholders of the Trust is or was required in connection therewith.

     3. When the Registered Shares have been duly sold, issued, and paid for as contemplated by the Prospectuses, they will be validly and legally issued, fully paid and non-assessable by the Trust.

     Our opinion above stated is expressed as members of the bar of the District of Columbia and the State of New York. This opinion does not extend to the securities or "blue sky" laws of any state.

     We hereby consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement and to the reference to our firm under the caption "Counsel" in the Statement of Additional Information of the Funds.

                                  Very truly yours,

                                  /s/ Seward & Kissel